Exhibit 3.233

FORM B C A-47

BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY

THE INSTRUCTIONS ON THE BACK THEREOF.

(THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,
ss.
LAKE COUNTY

TO Alan J. Dixon, Secretary of State

THE UNDERSIGNED,

Name	Number	Street	Address City	State

Tom E. Krause	127	Woodlawn Drive,	Mundelein,	Illinois
Nancy Krause	127	Woodlawn Drive,	Mundelein,	Illinois

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation hereby incorporated is: TEK, Inc.

ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 175 Peterson Road Street, in the Village of Libertyville 60048 County of Lake and the name of its initial Registered Agent at said address is: Tom E. Krause

ARTICLE THREE

The duration of the corporation is: Perpetual

ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

The running of an ambulance and rescue squad business and all activities relating thereto including but not limited to the emergency and non-emergency transportation of people via ambulance or other motor vehicle. The corporation will not engage in the practice of medicine.

ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 1,000, divided into one (1) classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

	Series	Number of	Par value per share or statement that shares
Class	(If any)	Shares	are without par value

Common		1,000	No Par Value

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

NONE

ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

		Total consideration to be
Class of shares	Number of shares	received therefor:

Common	1,000	$10,000.00

ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: two (2)

ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $10,000

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $10,000

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $140,000

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $140,000

NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

/s/ Tom E. Krause
Tom E. Krause

/s/ Nancy M. Krause
Nancy M. Krause

Incorporators Signatures

NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS
ss.
Lake County

I, Jayne J. Harlow, A Notary Public, do hereby certify that on the 23rd day of March 1977 Tom E. Krause and Nancy M. Krause personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

/s/ Jayne J. Harlow
Notary Public

BCA 1.15 (Rev. Jan. 1986)

Submit in Duplicate

Remit payment in Check or Money Order, payable to “Secretary of State”.

DO NOT SEND CASH!

JIM EDGAR

SECRETARY OF STATE

STATE OF ILLINOIS

STATEMENT OF CORRECTION

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby submits the following Statement of Correction.

1.                                       The name of the corporation is TEK, Inc.

2.                                       The State or Country of incorporation is Illinois

3.                                       The title of the instrument to be corrected is Articles of Incorporation

4.                                       The instrument to be corrected was filed by the Secretary of State on March 25, 1977.

5.                                       It was inaccurate, erroneous or defective in the following: If not sufficient space to cover this point, add one or more sheets of this size.

The consideration to be received for the initial issuance of shares was misstated.

6.                                       The corrected portion(s) of the above instrument, in corrected form, are as follows: If not sufficient space to cover this point, use reverse side or add one or more sheets of this size.

Article 6:

		Total consideration
Class of shares	Number of shares	received

Common	1,000	1,000

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated April 21, 1987		TEK, INC.
(Exact Name of Corporation)
attested by	/s/ Nancy M. Krause	by	/s/ Tom E. Krause
(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)
Nancy M. Krause/Secretary		Tom E. Krause/President
(Type or Print Name and Title)		(Type or Print Name and Title)

File #

Form BCA-5.10

NFP-105.10

(Rev. Jan. 1995)

George H. Ryan

Secretary of State

Department of Business Services

Springfield, IL 62756

Telephone (217) 782-3647

STATEMENT OF CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE

1.             CORPORATE NAME: TEK, INC.

2.             STATE OR COUNTRY OF INCORPORATION: ILLINOIS

3.             Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

Registered Agent	Tom E. Krause
	First Name	Middle Name	Last Name

Registered Office	4801 Prime Parakway
Number Street Suite No.(A P.O. Box alone is not acceptable)

	McHenry	60051-1660	McHenry
	City	Zip Code	County

4.             Name and address of the registered agent and registered office shall be (after all changes herein reported):

Registered Agent	C T Corporation system
	First Name	Middle Name	Last Name

Registered Office	208 S. LaSalle Street
Number Street Suite No. (A P.O. Box alone is not acceptable)

	Chicago	60604	Cook
	City	Zip Code	County

(ILL. - 581 - 12/27/94)

5.             The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.             The above change was authorized by: (“X” one box only)

a. ☐ By resolution duly adopted by the board of directors.	(Note 5)

b. ☐ By action of the registered agent.	(Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.             (If authorized by the board of directors, sign here. See Note 5) The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated November 30, 1995		TEK, INK
(Exact Name of Corporation)

attested by	/s/ Robert H. Byrne	by	/s/ Robert E. Janett
	(Signature of Secretary)	(Signature of Vice President)
	Robert H. Byrne - Secretary	Robert E. Janett - Vice-President
	(Type or Print Name and Title)	(Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6) The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated 12/8/95 19	/s/ Ann Marie Cummins
(Signature of Registered Agent of Record)
ANN MARIE CUMMINS
ASSISTANT SECRETARY

NOTES

1.             The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.             The registered office must include a street or road address; a post office box number alone is not acceptable.

3.             A corporation cannot act as its own registered agent.

4.             If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.             Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6.             The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

FORM BCA 5.10/5.20 (rev. Dec. 2003)

STATEMENT OF CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE

Business Corporation Act

Jesse White, Secretary of State Department of Business Services

Springfield, IL 62756

Telephone (217) 782-3647

www.cyberdriveillinois.com

Remit payment in the form of a check or money order payable to the Secretary of State.

File # 51121457	Filing Fee: $25.00	Approved: SR

Submit in duplicate	Type or Print clearly in black ink	Do not write above this line

1.                                       CORPORATE NAME:        TEK, INC.

2.                                       STATE OR COUNTRY OF INCORPORATION:        Illinois

3.                                       Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

Registered Agent:	C T Corporation System
	First Name	Middle Name	Last Name

Registered Office:	208 South LaSalle Street, Suite 814

Number	Street	Suite No. (A P.O. Box alone is not acceptable)

Chicago	60604-1101	Cook
City	ZIP Code	County

4.                                       Name and address of the registered agent and registered office shall be (after all changes herein reported):

Registered Agent:	Illinois Corporation Service Company
	First Name	Middle Name	Last Name

Registered Office:	801 Adlai Stevenson Drive
	Number	Street	Suite No. (A P.O. Box alone is not acceptable)

	Springfield	62703	Sangamon
	City	ZIP Code	County

5.                                       The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.                                       The above change was authorized by: (“X” one box only)

a. ☒ By resolution duly adopted by the board of directors.	(Note 5)

b. ☐ By action of the registered agent.	(Note 6)

SEE REVERSE SIDE FOR SIGNATURES(S).

7.                                       (If authorized by the board of directors, sign here. See Note 5)

The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	Feb 10, 2006,		TEK, INC.
	(Month & Day)	(Year)	(Exact Name of Corporation)

/s/ Randy Owen
(Any Authorized Officer’s Signature)

Randy Owen, Chief Financial Officer & VP
(Type or Print Name and Title))

(If change of registered office by registered agent, sign here. See Note 6)

The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated	,
	(Month & Day)	(Year)	(Signature of Registered Agent of Record))

(Type or print name. If the registered agent is a corporation, type or print the name and title of the officer who is signing on its behalf.)

NOTES

1.                                       The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.                                       The registered office must include a street or road address; a post office box number alone is not acceptable.

3.                                       A corporation cannot act as its own registered agent.

4.                                       If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.                                       Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by a duly authorized officer.

6.                                       The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent. If a corporation is acting as the registered agent, a duty authorized officer of such corporation must sign this statement.

FORM BCA 10.30 (rev. Dec, 2003)

ARTICLES OF AMENDMENT

Business Corporation Act

Secretary of State

Department of Business

Services Springfield, IL 62756

217-782-1832

www.cyberdriveillinois.com

Remit payment in the form of a check or money order payable to the Secretary of State.

File # 5112-145-7	Filing Fee: $50	Approved: KK

Submit in duplicate	Type or Print clearly in black ink	Do not write above this line

1.                                       CORPORATION NAME (See Note 1 on page 4.):     TEK Ambulance, Inc.

2.                                       Manner of Adoption of Amendment:

The following amendment to the Articles of Incorporation was adopted on in the manner indicated below:	May 25,	2011
	Month & Day	Year

Mark an “X” in one box only.

☐                      By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (See Note 2 on page 4.)

☐                      By a majority of the board of directors, in accordance with Section 10.10, the Corporation having issued no shares as of the time of adoption of this

1

amendment. (See Note 2 on page 4.)

☐                      By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (See Note 3 on page 4.)

☐                      By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the amendment. (See Note 4 on page 4.)

☐                      By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (See Notes 4 and 5 on page 4.)

☒                    By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (See Note 5 on page 4.)

3.                                       Text of Amendment:

a.                         When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments.

Article I: Name of the Corporation:
New Name

(All changes other than name include on page 2.)

Text of Amendment

b.                        If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. For more space, attach additional sheets of this size.

The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be formed under the Illinois Business Corporation Act, including, without limitation, the running of an ambulance and rescue squad business and all activities relating thereto including, but not limited to, the emergency and non-emergency transportation of people via ambulance or other motor vehicles. The corporation will not engage in the practice of medicine.

4                                          The manner, If not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable, insert “No change”):

No change.

5.                                       a.                         The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert “No change”):

(Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

No change

b.                        The amount of paid-in capital as changed by this amendment is as follows (if not applicable, Insert “No change”): (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.) (See Note 6 on page 4.)

	Before Amendment		After Amendment

Paid-in Capital:	$	No change	$	No change

Complete either item 6 or 7 below. All signatures must be in BLACK INK.

6.                                       The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	May 25,	2011	TEK Ambulance, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ William A. Sanger
	Any Authorized Officer’s Signature

	William A. Sanger (Chief Executive Officer)
	Name and Title (type or print)

7.                                       If amendment is authorized pursuant to Section 10,10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, a majority of the directors, or such directors as may be designated by the board, must sign below, and typo or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated		,
	Month & Day	Year